EXHIBIT 32

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                   AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of DataLogic International, Inc (the "Company") for the quarterly period ended June 30, 2004 (the "Report"), each of the undersigned hereby certifies in his capacity as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 17, 2004                      By: /s/ Derek Nguyen
                                                ------------------------------
                                                 Derek Nguyen
                                                 CEO
                                                 (Principal Executive Officer)

Dated:  August 17, 2004                      By: /s/ Khanh Nguyen
                                                ------------------------------
                                                 Khanh Nguyen
                                                 President, COO and CFO
                                                 (Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.